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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     FEBRUARY 12, 2004
                                                 -----------------------


                          GENENCOR INTERNATIONAL, INC.
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               (Exact name of registrant as specified in charter)


DELAWARE                               000-31167             16-1362385
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)


925 PAGE MILL ROAD, PALO ALTO, CALIFORNIA                              94304
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code  (650) 846-7500
                                                    ----------------------


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          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

         The following exhibit is furnished pursuant to Item 12:

         Exhibit 99.1 - Press release issued by Genencor International, Inc. on
                        February 12, 2004 regarding its financial results for the fourth quarter and full year of 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information contained in this report is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

         On February 12, 2004, Genencor International, Inc. (the "Company") issued a press release regarding its financial results for the quarter and year ended December 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In addition to disclosing results that are determined in accordance with Generally Accepted Accounting Principles ("GAAP"), in the press release the Company also discloses non-GAAP financial measures that exclude the effects of restructuring and related charges recorded in the year ended December 31, 2002 on consolidated net income available to common stockholders and diluted earnings per share and on the operating income of its Bioproducts segment. The Company is presenting non-GAAP financial measures excluding the effects of the restructuring and related charges because the Company believes it is useful for investors in assessing the Company's financial results compared to the same period in the prior year. Within the text of the attached release and in connection with each non-GAAP financial measure presented therein, the Company has presented the most directly comparable financial measure calculated in accordance with GAAP and has provided a reconciliation of the differences between the non-GAAP financial measure with its most directly comparable financial measure calculated and presented in accordance with GAAP.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GENENCOR INTERNATIONAL, INC.


Dated:  February 12, 2004                      By: /s/ Raymond J. Land
                                                   ----------------------------
                                                   Raymond J. Land,
                                                   Senior Vice President and
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit Number     Description
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     99.1          Press release issued by Genencor International, Inc. on
                   February 12, 2004 regarding its financial results for the fourth quarter and full year of 2003.